Capital Markets Update May 2026 www.maac.com Exhibit 99.1

Forward-Looking Statements This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. We intend such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. Forward-looking statements do not discuss historical fact, but instead are statements related to expectations, projections, intentions, assumptions and beliefs regarding the future. Words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “forecasts,” “projects,” “assumes,” “will,” “may,” “could,” “should,” “budget,” “target,” “outlook,” “proforma,” “opportunity,” “guidance” and variations of such words and similar expressions are intended to identify such forward-looking statements. Such forward-looking statements include, without limitation, statements regarding expected operating performance and results, property stabilizations, property acquisition and disposition activity, joint venture activity, development, redevelopment and repositioning activity and other capital expenditures, and capital raising and financing activity, as well as lease pricing, revenue and expense growth, occupancy, supply level, demand, job growth, interest rate and other economic expectations. Such forward-looking statements involve known and unknown risks, uncertainties and other factors, as described below, which may cause our actual results, performance, achievements or outcomes to be materially different from the future results, performance, achievements or outcomes expressed or implied by such forward-looking statements. In light of the significant uncertainties inherent in the forward-looking statements, the inclusion of such statements should not be regarded as a representation by us or any other person that the results, performance, achievements or outcomes described in such statements will be achieved. The following factors, among others, could cause our actual results, performance, achievements or outcomes to differ materially from those expressed or implied in the forward-looking statements: adverse effects on occupancy levels and rental revenues due to unfavorable market and economic conditions; exposure, as a multifamily focused REIT, to risks inherent in investments in a single industry and sector; adverse changes in real estate markets, including the extent of future demand for multifamily units in our significant markets, barriers of entry into new markets which we may seek to enter in the future, limitations on our ability to increase or collect rental rates, competition, our ability to identify and consummate attractive acquisitions or development projects on favorable terms, our ability to consummate any planned dispositions in a timely manner on acceptable terms, and our ability to reinvest sale proceeds in a manner that generates favorable returns; failure of development communities to be completed within budget and on a timely basis, if at all, to lease-up as anticipated or to achieve anticipated results; unexpected capital needs; material changes in operating costs, including real estate taxes, utilities and insurance costs, due to inflation and other factors; inability to obtain appropriate insurance coverage at reasonable rates, or at all, losses due to uninsured risks, deductibles and self-insured retentions, or losses from catastrophes in excess of our coverage limits; ability to obtain financing at favorable rates, if at all, or refinance existing debt as it matures; level and volatility of interest or capitalization rates or capital market conditions; the effect of any rating agency actions on the cost and availability of new debt financing; the impact of adverse developments affecting the U.S. or global banking industry, including bank failures and liquidity concerns, which could cause continued or worsening economic and market volatility, and regulatory responses thereto; significant change in the mortgage financing market or other factors that would cause single-family housing or other alternative housing options, either as an owned or rental product, to become a more significant competitive product; our ability to continue to satisfy complex rules in order to maintain our status as a REIT for federal income tax purposes, the ability of MAALP to satisfy the rules to maintain its status as a partnership for federal income tax purposes, the ability of our taxable REIT subsidiaries to maintain their status as such for federal income tax purposes, and our ability and the ability of our subsidiaries to operate effectively within the limitations imposed by these rules; inability to attract and retain qualified personnel; cyber liability or potential liability for breaches of our or our service providers’ information technology systems, or business operations disruptions; potential liability for environmental contamination; changes in the legal requirements we are subject to, or the imposition of new legal requirements, that adversely affect our operations; extreme weather and natural disasters; disease outbreaks and other public health events and measures that are taken by federal, state and local governmental authorities in response to such outbreaks and events; impact of climate change on our properties or operations; legal proceedings or class action lawsuits; impact of reputational harm caused by negative press or social media postings of our actions or policies, whether or not warranted; compliance costs associated with numerous federal, state and local laws and regulations; and other risks identified in reports we file with the Securities and Exchange Commission from time to time, including those discussed under the heading “Risk Factors” in our most recently filed Annual Report on Form 10-K, or in other documents that we publicly disseminate. Except as required by law, we undertake no obligation to publicly update or revise any forward-looking statements appearing in this presentation to reflect events, circumstances or changes in expectations after the date of this presentation. REGULATION G This presentation contains certain non-GAAP financial measures within the meaning of the Securities Exchange Act of 1934, as amended. Our definitions of such non-GAAP financial measures and reconciliations to the most directly comparable GAAP measures can be found in the accompanying Appendix and under the “Filings & Financials – Quarterly Results” navigation tab on the “For Investors” page of our website at www.maac.com. Cover: MAA Sand Lake, Orlando, FL

SECTION PAGE CONTENT 4-7 About MAA +30-year Public Company Platform with Successful Track Record of Outperformance 8-14 Improving Macro Environment Strong Demand Dynamics and Declining Supply Impact 15-18 Differentiated Portfolio Strategy Diversified in High Growth Sunbelt Markets, Positioned for Full Cycle Outperformance 19-23 Current Performance, 2026 Outlook Building Momentum as Supply Impact Decreases 24-31 Disciplined Capital Allocation Robust Development, Redevelopment and Tech-enabled Initiatives to Grow Value 32-34 Balance Sheet Strength Well Positioned to Support Continued Growth 35-36 Sustainability Program Aligns with Our Mission To Grow Value & Deliver Exceptional Service 37-45 Appendix Reconciliations & Definitions Table of Contents 1 2 3 4 5 6 7 8

1 | About MAA +30-year Public Company Platform with Successful Track Record of Outperformance MAA Nixie, Raleigh, NC

32 S&P 500 $20.2B Years Public Member Company Total Capitalization2 Strong Performance Platform ~2,500 ~105K ~$1B Associates Apartment Units ’26F Development Pipeline A3/A- 8.3% 129 Moody’s/S&P Credit Ratings 15-Year Annual Compounded TSR3 At 3/31/2025 Consecutive Quarterly Cash Dividends Paid4 1 As of 3/31/2026 unless otherwise noted 2 See page 28 for the definition of Total Capitalization 3 TSR = Total Shareholder Return 4 MAA’s quarterly dividend has never been suspended or reduced since first dividend payment on May 10, 1994 AT A GLANCE1 MAA Sand Lake | Orlando, FL 1

Attractive Returns for Investors Core FFO Per Share Expected Average Annual Growth of 4.8% High quality earnings stream; compounding Core FFO growth Strong dividend track record; steady growth and well-covered Superior long-term shareholder returns Total Shareholder Return Strong Long-Term Returns for Investors* At March 31, 2026 1 YR 5 YR 10 YR 15 YR 20 YR MAA -24.0% 0.2% 5.4% 8.3% 8.4% PEER AVG* -18.3% 0.4% 3.0% 6.4% 6.1% 1 2026 Forecasted Core FFO per Share of $8.53 represents the midpoint of our guidance range of $8.37 to $8.69. 1 Annual Common Dividend per Share Paid Never Suspended or Reduced | A Solid Record of Growth and Stability SOURCE: S&P Global *Peer average includes: AVB, CPT, EQR, ESS, and UDR ANNUAL COMPOUNDED 6.4% 10-Year CAGR Significantly Exceeds Sector Average 1

Full Cycle Earnings Outperformance with Significant Downside Protection Source: Company Filings 1 Peer constituents include AVB, CPT, EQR, ESS and UDR. Over the long-term, MAA’s Same Store NOI growth outperforms the peer average with less volatility LONG TERM AVERAGE 2000 – 2026F Higher Growth STANDARD DEVIATION 2000 – 2026F Lower Volatility SAME STORE NOI GROWTH 3.0% MAA 2.9% Peer Average1 SAME STORE NOI GROWTH 4.3% MAA 4.9% Peer Average1 Spread: 170bps Great Financial Crisis Spread: 280bps Dotcom Bubble Spread: 630bps COVID-19 Pandemic 1 1

2 | Improving Macro Environment Strong Demand Dynamics and Declining Supply Impact MAA Central Ave, Phoenix, AZ

Steady Demand Drivers for MAA Markets Move-ins from Non-MAA States Trailing 12 Months at 3/31/2026 MAA markets continue to capture positive in-migration trends; residents relocating outside our markets remains steady at 4% – 5% of our move-outs. Dallas | Charlotte | Nashville Phoenix | Charleston | Kansas City| Tampa Memphis| Washington DC Area| Savannah CA | NY | IL | NJ | MA | WA 48% Of Move-ins from Non-MAA States Came from Peer Coastal/Gateway States >/= 12% TO MAA Portfolio Migration Trends 1 Source: Moody’s Economy.com, Census Bureau 2 REIT Peer Markets refers to markets in which REIT Peers AVB, CPT, EQR, ESS, UDR currently operate 3 Source: Census Bureau 2 5.7% MAA MARKETS 2026 Forecasted Weekly Earnings Increase3 2026 Forecasted Demand Drivers Outperform REIT Peer Markets1 demand trends expected to continue to favor MAA Markets in 2026 2

Single Family Availability Down, Significant Affordability Gap Sources: Moody’s economy.com, Census Bureau, April 2026 Single Family Completions, YOY Change Sources: Moody’s economy.com, National Association of Realtors, April 2026 1 Estimated mortgage payment is calculated using the monthly median home price and average 30-year fixed mortgage rate assuming a 20% down payment; does not include PMI or other associated costs with single family home ownership. Estimated Mortgage Payment1 Up 98% Average MAA New Lease Price Up 25% (January 2020 through March 2026) Mortgage Payments1 in MAA Markets vs. MAA Rents Median House Price in MAA Markets is $427K AT 3/31/2026 2 1

Multifamily Starts have stayed below the long-term average for 12 consecutive quarters Low Supply Environment for Extended Period 1 Data from RealPage Market Analytics Multifamily Starts in MAA Markets (% of total units)1 PEAK STARTS Multifamily Starts Declining With starts in our markets trending downward starting in Q4 2022, we expect deliveries and supply pressure to follow a similar trend lagged by 2 years. TTM Starts 2% 2 This sets MAA up for what we expect to be an extended period of favorable demand/supply dynamics

2

2026+ Market Expectations

New Supply as % of Inventory[1]


5.3%
3.4%
2.1%
2.4%
1.8%
~3.0%
2024
2025
2026F
2027F
2028F
MAA MARKETS
2015-2022 Average Supply[2]

New supply deliveries continue to drop with further **decline** expected in **2026 through 2028.** As supply pressure eases and concessions expire, pricing is expected to improve.

OPPORTUNITY

Significant Effective Rent increase as concessions decline.

Average Competitor Concession[3]	1.25 MONTHS Free Rent	→	~10% RENT INCREASE At Concession Expiration
Average Lease-up Competitor Concession[3]	2-3 MONTHS Free Rent	→	~16%-24% RENT INCREASE At Concession Expiration

MAA 2026 Revenue Expectations by Market[4]

UNDERPERFORMERS (−)	⟷	OUTPERFORMERS (+)
- Austin	< Atlanta >	+ Dallas
- Nashville	< Orlando >	+ Houston
- Phoenix	< Raleigh/Durham >	+ Charleston
- Jacksonville	< Washington D.C.>	+ Richmond
	< Charlotte >	
	< Tampa >	

Current MAA Performance[5]

TRENDING +	Atlanta Dallas Orlando
TRENDING −	Raleigh/Durham Washington D.C. Charlotte

[1] Source: RealPage Market Analytics
[2] Average new Supply as percent of inventory from 2015-2022
[3] Concessions are estimated from MAA's internal market survey of publicly available website information of identified competitive properties
[4] Underperformance, average performance and outperformance refer to MAA's revenue growth expectations in 2026 relative to the rest of the MAA portfolio
[5] Pricing and occupancy performance trends from Q1 2026 along with other qualitative factors

MAA 12

Easing Supply Pressure Ahead, Stabilizing Market Occupancies MAA Market Occupancy, Including Lease-ups Improved Occupancy in MAA Markets Source: RealPage Market Analytics, April 2026 Slowing deliveries coupled with healthy absorption brought occupancy including lease-ups back to pre-pandemic levels for MAA markets Occupancy for MAA markets including lease-ups reached a low of 88% in May 2024 and recovered back to 93% as of March 2026 2

Potential NOI Outperformance with Continued Low Starts Great Financial Crisis Recovery Period 2011 - 2015 2 1 Source: RealPage Market Analytics 2 References MAA’s Average Same Store NOI Growth value of 3.0% on Slide 7 covering period of 2000-2026F MAA AVG SAME STORE NOI GROWTH 5.7% 270bps higher than long term average2

3 | Differentiated Portfolio Strategy Diversified in High Growth Sunbelt Markets, Positioned for Full Cycle Outperformance MAA Robinson, Orlando, FL

Uniquely Positioned in High Growth Markets Multifamily Market Multifamily Market & Regional Office Multifamily Market & Corporate HQ Multifamily Development(s) Underway Diversified within MARKETS1 Diversified by PROPERTY TYPES1,2 %NOI #SUBMARKETS 1 Atlanta, GA 12.2% 11 2 Dallas, TX 9.4% 10 3 Orlando, FL 7.3% 6 4 Tampa, FL 7.1% 7 5 Charlotte, NC 6.2% 9 6 Austin, TX 5.6% 11 7 Raleigh/Durham, NC 5.1% 8 8 Nashville, TN 4.8% 7 9 Phoenix, AZ 3.9% 6 10 Charleston, SC 3.8% 4 10 Houston, TX 3.8% 12 Top 10 Markets3 74% 26% LARGE MARKETS1 MID-TIER MARKETS1 1 Based on gross asset value at 3/31/2026 for total multifamily portfolio 2 Garden = 3 stories or less; Mid-rise = 4 to 9 stories; High rise = 10+ stories 3 Based on 1Q 2026 % Total Same Store NOI Our Mid-Tier Markets Create Stability throughout the Market Cycle Charleston + Greenville Fredericksburg + Richmond Unmatched SUBMARKET DIVERSITY 3

Strong Resident Profile + Affordability = Solid Growth Opportunity SAME STORE RESIDENT PROFILE IN TOP MARKETS QTD AT 3/31/2026 AVG NEW RESIDENT INCOME AVG NEW LEASE RENT/ INCOME RESIDENT MED AGE RESIDENT % SINGLE TOP 5 EMPLOYMENT SECTORS 1 2 3 4 5 Atlanta, GA $99,502 20% 34 82% Dallas, TX $109,291 18% 34 82% Orlando, FL $99,028 22% 39 68% TOURISM Tampa, FL $106,775 22% 36 79% Charlotte, NC $88,364 20% 34 85% Austin, TX $86,921 18% 36 81% Raleigh/Durham, NC $83,421 19% 34 84% Nashville, TN $83,040 21% 35 80% Phoenix, AZ $103,923 18% 31 87% Charleston, SC $89,502 23% 33 85% Same Store $91,802 20% 35 81% PRIMARY EMPLOYMENT SECTORS FOR EXISTING RESIDENTS QTD AT 3/31/2026 Healthcare Technology Finance/ Banking/ Insurance Education City/County/ State/Federal Government Manufacturing Food & Beverage Retail Professional Services Self Employed Same Store 14% 9% 8% 6% 5% 5% 5% 4% 4% 3% 3 Collections STRONG | 99.7% of all rents collected in 1Q 2026 LOW Rent to Income ratio compares to high of 23% in 1Q22

Superior Customer Service Driving Record Resident Retention Customer Service Focus with Sector Leading Google Star Rating Single-Family Home Availability/Affordability Challenges Record Resident Retention Same Store Resident Turnover and Moveouts Associated with Single-Family Housing 1 Google Star Rating Q1 2026 4.7 OUT OF 5 GOOGLE STAR RATING1 #1 in sector Trailing 12-Month Resident Turnover Rate Moveout Rate Historically Low Turnover 3

4 | Current Performance, 2026 Outlook Building Momentum as Supply Impact Decreases MAA Westglenn, Denver, CO

Building Momentum The convergence of favorable Sunbelt market dynamics (including below average starts) + MAA’s growth initiatives and enhanced operating platform suggests approaching SUSTAINED OUTPERFORMANCE Absorption Continues (Concessions Abate Sunbelt Supply Slows Absorption Continues (Concessions Abate) Sunbelt Supply - Below Average Starts Sunbelt Demand Outperforms Single Family Availability/ Affordability Remains Challenged Strong Resident Retention & Collections Strong Balance Sheet, Positioned for Growth Property Repositioning Projects Platform Initiatives/ Margin Expansion Unit Redevelopment Opportunities Increasing External Growth EXTERNAL MOMENTUM INTERNAL MOMENTUM 4

4

Building Momentum | Same Store Operating Trends

Lease Over Lease Average Pricing Change

	2026 SAME STORE	1Q 2025	2Q 2025	3Q 2025	4Q 2025	1Q 2026
EFFECTIVE LEASES	NEW LEASE	-6.3%	-4.8%	-5.2%	-8.1%	-7.0%
	RENEWAL	4.5%	4.7%	4.5%	4.7%	5.4%
	BLENDED	-0.5% 10 BPS YOY Improvement	0.5% 40 BPS YOY Improvement	0.3% 50 BPS YOY Improvement	-1.7% 40 BPS YOY Improvement	-0.3% 20 BPS YOY Improvement

YOY improvement in blended lease pricing for FIVE consecutive quarters

Occupancy

	2026 SAME STORE	1Q 2025	2Q 2025	3Q 2025	4Q 2025	1Q 2026
	AVG DAILY PHYSICAL OCCUPANCY	95.6%	95.4%	95.6%	95.7%	95.5%

- 1Q 2026 occupancy and retention remains strong. Historic low turnover and low, current exposure point to continued strength in occupancy in line with expectations for 2026.
- 1Q 2026 blended pricing improved 140 bps sequentially (new lease pricing improved 110bps and renewal pricing improved 70bps sequentially).
- Mid-tier markets Richmond, Charleston and Greenville showed strong pricing power during the quarter. Our largest markets, Atlanta, Dallas and Orlando, outperformed the portfolio on blended pricing.
- April 2026 blended pricing improved over Q1 results, driven by sequential monthly improvements in new lease pricing through April. Occupancy for April 2026 was 95.5% and exposure improved over the prior year.



MAA Boggy Creek, Orlando, FL

MAA 21

4

Building Momentum | 2026F Same Store Outlook

		2026 FULL YEAR GUIDANCE MIDPOINT
REVENUE	Effective Rent Growth[1]	[-0.15% … 0.35% … 0.85%]
	Property Revenue Growth	[-0.20% … 0.55% … 1.30%]
	Average Physical Occupancy Steady occupancy expected for full year	[95.35% … 95.60% … 95.85%]
EXPENSE	Property Expense Growth	[1.90% … 2.65% … 3.40%]
	► Real Estate Tax Growth	[1.25% … 2.25% … 3.25%]
NOI	Property NOI Growth	[-1.70% … -0.70% … 0.30%]

SAME STORE PORTFOLIO
MIDPOINT OF FULL YEAR GUIDANCE RANGE
Actual = A; Forecasted = F

2025A Earn-in	-20 bps
2026F Rent Growth*	55 bps
2026F EFFECTIVE RENT GROWTH	35 bps
2026F Other Revenue	20 bps
2026F PROP REVENUE GROWTH	55 bps

*Expected contribution to 2026F Revenue from 2026F Blended Lease Pricing



MAA LoSo, Charlotte, NC

[1] Effective Rent Growth differs from blended lease over lease pricing growth. Blended lease over lease pricing growth, as defined in the Appendix, refers to new and renewal lease pricing effective during the period stated as compared to the prior lease. Average Effective Rent per Unit represents the average of gross rent amounts after the effect of leasing concessions for occupied units plus prevalent market rates asked for unoccupied units, divided by the total number of units. Please refer to the accompanying Appendix at the end of this presentation for a full definition of Average Effective Rent per Unit and Effective Blended Lease Rate Growth.

MAA 22

4

Building Momentum | 2026F Core FFO Guidance

CORE FFO/SHARE[1]

	2026 GUIDANCE MIDPOINT
Full Year 2026[2]	[$8.37 … $8.53 … $8.69]
Q2 2026[3]	[$2.00 … $2.06 … $2.12]

CORPORATE EXPENSES

	2026 FULL YEAR GUIDANCE MIDPOINT
Total Overhead[4] Asset Management / Tech / Regional Support + G&A	[$134M … $136M … $138M]

CAPITAL SPEND INITIATIVES

	2026 FULL YEAR GUIDANCE MIDPOINT
Unit Redevelopment Program Expect 6.4K to 7.4K units in 2026	[$45M … $50M … $55M]
Property Repositioning Program	[$16M … $18M … $20M]
Ubiquitous Wi-Fi Program Expect to start 35 additional new installations in 2026	[$16M … $18M … $20M]

MULTIFAMILY TRANSACTIONS/FINANCING

	2026 FULL YEAR GUIDANCE MIDPOINT
Acquisitions/Dispositions	$200M/$250M
Development Funding Wholly-owned and pre-purchase JV deals	[$300M … $350M … $400M]
Debt Issuance Expect 2 bond issuances in 2026 for external growth/refinancing	Issued $200M/4.6% Bond in 1Q26 $300M/1.2% Bond Maturing 3Q26 Development Spend Funded through Debt
Share Repurchase In 2026, repurchased 0.6M shares at an average price of $130.46 per share under in-place repurchase authorization	$73M (Through 3/31/2026)

[1] In this context, per Share means per diluted common share and unit.
[2] Forecasted Earnings per diluted common share of $4.18 to $4.50 ($4.34 midpoint) for full year 2026. See Appendix for Reconciliation of Non-GAAP Financial Measures.
[3] MAA does not forecast quarterly Earnings per diluted common share as MAA cannot predict forecasted transaction timing within a particular quarter (rather than during the year).
[4] Property management expenses and General and administrative expenses as noted in Company filings

MAA 23

5 | Disciplined Capital Allocation Robust Development, Redevelopment and Tech-enabled Initiatives to Grow Value MAA Milepost 35, Denver, CO

Development Pipeline Expansion Through In-House & “Pre-Purchase”* Opportunities *Pre-purchase developments are joint ventures and/or financing arrangements with outside developers with MAA acquiring full ownership following the stabilized lease-up of the community (see definition of Lease-up Communities in this presentation’s accompanying Appendix). MAA Rove Richmond, VA Established history and success of disciplined capital deployment Design and investment managed from an owner/operator perspective; long-term margins optimized 5 MAA Point Hope Charleston, SC MAA Plaza Midwood | NOW LEASING Charlotte, NC PRE-PURCHASE MAA Milepost 35 II | NOW LEASING Denver, CO IN-HOUSE Modera Chandler Phoenix, AZ PRE-PURCHASE 25 MAA One Scottsdale Phoenix, AZ IN-HOUSE PRE-PURCHASE IN-HOUSE

5

Developments Poised to Deliver Additional Value

COMPLETED DEVELOPMENTS IN LEASE-UP AT 3/31/2026

PROPERTY	MSA	UNITS	COST TO DATE (IN MILLIONS)	PHYSICAL OCCUPANCY	EXPECTED STABILIZATION[1]
MAA Val Vista [2]	Phoenix, AZ	317	$ 76.5	88.6%	2Q 2026
MAA Nixie [2]	Raleigh/Durham, NC	406	143.0	48.3%	4Q 2026
Modera Liberty Row [2,3]	Charlotte, NC	239	112.6	35.1%	4Q 2026
MAA Breakwater [2]	Tampa, FL	495	193.9	71.5%	1Q 2027
TOTAL DEVELOPMENT LEASE-UPS		1,457	$526.0	62.8%	

ACTIVE DEVELOPMENTS AT 3/31/2026

PROPERTY	MSA	UNITS	EXPECTED COST (IN MILLIONS)	EXPECTED 1ST OCCUPANCY	EXPECTED STABILIZATION[1]
MAA Plaza Midwood [2,4]	Charlotte, NC	302	$101.5	4Q 2025	3Q 2027
MAA Milepost 35 II [2]	Denver, CO	219	78.0	2Q 2026	4Q 2027
Modera Chandler [4]	Phoenix, AZ	345	117.5	2Q 2026	4Q 2027
MAA Rove	Richmond, VA	306	99.5	1Q 2027	1Q 2028
MAA Point Hope [4]	Charleston, SC	336	91.0	1Q 2027	3Q 2028
MAA One Scottsdale	Phoenix, AZ	280	135.0	1Q 2028	2Q 2029
TOTAL ACTIVE DEVELOPMENTS		1,788	$622.5		

All
Active Developments +
Completed Developments
in Initial Lease-up
AT 3/31/2026

$65M - $70M
EXPECTED TOTAL STABILIZED INCREMENTAL NOI

$235M
EXPECTED TOTAL VALUE CREATION[5]

$0.10
EXPECTED ANNUAL CORE FFO PER SHARE CONTRIBUTION[6]

Expanded lease-up & development pipeline stabilizing into undersupplied environment

Source: Company 1Q 2026 Earnings Release Supplemental
[1] Communities considered stabilized when achieving 90% average physical occupancy for 90 days
[2] Active or recently completed development projects currently leasing.
[3] MAA financing 3rd party development of property; option for purchase after stabilization
[4] MAA owns 95% of JV that owns property; right to purchase remainder after stabilization
[5] Value creation calculated using adjusted proforma stabilized NOI for active developments and completed developments in initial lease-up at a 5.0% cap rate, less expected investment basis
[6] Expected Core FFO per Diluted share after cost of capital contribution once communities are stabilized for 12 months and concessions have expired. Based on current estimates of cost of capital and weighted average stabilized yield of 6%. The dilutive impact of these active and completed developments in lease-up to Core FFO in 2026 is expected to be $0.07 due to interest costs for units recently delivered and current concessionary headwinds.

26

2026 and Future Development Expectations msa POTENTIAL Units Kansas City, KS-MO 263 Nashville, TN 312 Northern VA 287 Northern VA 318 Kansas City, KS-MO 88 Charlotte, NC 336 Denver, CO 421 Raleigh/Durham, NC 226 Orlando, FL 698 Northern VA 150 Denver, CO 259 Denver, CO 520 Atlanta, GA 294 Denver, CO 181 TOTAL 4,353 2026 Development Pipeline EXPECTED TO BE MAINTAINED AT APPROXIMATELY $1 Billion Near-Term Opportunities In: CHARLOTTE | DENVER | KANSAS CITY NASHVILLE | NORTHERN VIRGINIA Future Development Pipeline: Land Sites Owned or Controlled expected stabilized NOI yields of 6.0%-6.5%1 5 Modera Chandler | Phoenix, AZ 1 Anticipated construction starts in 2026 expected to maintain $1 billion pipeline. New starts should be accretive with expected stabilized NOI yield in 6.0% - 6.5% range that we estimate to be reached approximately four years after construction start.

Compelling Acquisition Opportunities Currently Stabilized Acquisitions Expected to Deliver Average NOI yields of ~5.5% after Concession Burn-off1 RECENTLY ACQUIRED COMMUNITIES AT 3/31/2026 ACTIVE LEASE-UPS AT 9/30/23 PROPERTY MSA UNITS PURCHASE PRICE (IN MILLIONS) PHYSICAL OCCUPANCY ACQUIRED EXPECTED STABILIZATION2 MAA Vale Raleigh/Durham, NC 306 $ 82.3 93.1% 2Q 2024 STABILIZED MAA Boggy Creek Orlando, FL 310 85.2 95.5% 3Q 2024 STABILIZED MAA Cathedral Arts Dallas, TX 386 106.9 89.1% 4Q 2024 2Q 2026 MAA ONE283 Kansas City, KS 318 96.1 96.9% 3Q 2025 STABILIZED TOTAL ACQUISITIONS 1,320 $370.5 93.4% 1 Concessions expected to burn off approximately 12 months after expected stabilization 2 Communities considered stabilized when achieving 90% average physical occupancy for 90 days 3 During 4Q 2025, MAA closed on an adjacent land parcel where we expect to develop an 88-unit, Phase II expansion 5 MAA Cathedral Arts, Dallas, TX MAA Vale, Raleigh/Durham, NC MAA ONE28, Kansas City, KS MAA Boggy Creek, Orlando, FL

Unit Interior Upgrades Continue to Drive Higher Value Unit Redevelopment Program Opportunity Approximately 11K units identified for redevelopment across Same Store portfolio with potential to create additional rent growth value SCOPE Redevelopments are performed on turn at select communities (properties remain in Same Store group), minimizing down time and allowing us to continually refine the program with real-time improvements Standard program includes kitchen and bath upgrades Stainless ENERGY STAR-rated appliances Countertop replacement Updated cabinetry Water efficient plumbing fixtures Energy efficient light fixtures Flooring ~25K unit upgrades from 2023-2026F 2023 2024 2025 2026F Production 6,858 5,665 5,995 6,400 – 7,400 Average Per Unit Cost $6,453 $6,219 $6,080 $6,600 – $7,600 Average Rent Increase 7.1% 7.3% 6.9% 7.0% - 9.0% Annualized Cash Return 18.2% 20.5% 18.8% 18.5% - 19.5% PROGRAM RESULTS Kitchen Update MAA Gateway, Charlotte, NC Before After Opportunity with Incoming Supply MAA 1Q 2026 rents average approximately $495/unit less than new supply in our submarkets creating additional opportunities to enhance our existing communities 5 On average, renovated units are leasing FASTER than non-renovated units 9 Days

Repositioning Select Properties to Drive Additional Value MAA Harbour Island, Tampa, FL Updated and Expanded Fitness Centers Co-working Areas to Support Remote Work Desirable Amenities MAA Gardens, Atlanta, GA MAA Gateway (Pet Spa), Charlotte, NC Exterior Amenities for Today’s Lifestyles MAA Worthington, Dallas, TX Property Repositioning Program Thoughtful Upgrades to Maximize Revenue Program includes upgrade of amenities, exteriors and common areas to keep pace with market demand Candidates evaluated on location, potential for rent growth, competition and incoming supply Full community repriced upon project completion Expected total spend in 2026 of $18M on completion of 5 projects started in 2025 and 6 projects expected to start in 2026 All completed projects fully and/or partially repriced averaged approximately 14.0% cash on cash return with $110/unit rent increase (above market increase) 5 projects underway and 6 expected starts in 2H 2026 Before After 5

5

Platform Value Initiatives - Technology Enabled

SMART HOME TECHNOLOGY

- All properties fully enabled with smart home technology
- ~$31 million of NOI (140bps margin) in current NOI run rate
- Over 5,000 validated leaks detected from 2020-2025; estimated expense/capital savings of $4.1 million
- Enables Self Guided Touring (SGT) which stands at 25% of all tours for current 102 properties with higher tour to lease conversion rates; plan to expand to 150+ properties in 2026.

COMMUNITY WI-FI

- Completed 4 ubiquitous Wi-Fi retrofits in 2024; 23 in late 2025/early 2026 and 35+ planned for 2026
- $3M+ of revenue expected in 2026 related to these projects.
- Long term opportunity of $40 - $50 million NOI (120 bps margin) from this broader project

PODDING

- 55 property manager pods now generating $3.3 million of annual expense savings; expect additional $3 million in the run rate by 2028

DOUBLE PLAY/TELECOM AGREEMENTS

- $18 million NOI in current run rate for double offering of cable and internet services in units (or Double Play); represents roughly half the portfolio
- Additional $2 million revenue from marketing agreements for the other half of portfolio

MOBILE MAINTENANCE

- Enhanced move-out inspection process through mobile maintenance, $1.4 million realized in annual additional revenue

CENTRALIZED LEASE ADMINISTRATION

- Testing centralized lease administration duties; transitioning former onsite tasks related to lease application and execution (income and id verification, proof of utilities, lease generation, etc.) to centralized specialists (30K+ hours/year –time savings)

RENTER'S INSURANCE

- Outsourcing renters' insurance procurement and compliance
- Marginal NOI opportunity of $0.9 million before time savings consideration (8K hours/year – time savings)

WEBSITE

- Various AI/chat tools in place to help drive and produce quality leads, 24/7/365
- Capture and process leasing leads in more efficient/effective manner; 50%+ of our leads come through paid/organic search, cost ~1/3 of average ILS (Internet Listing Service) cost/lead

Estimated Total Annual NOI CONTRIBUTION		Additional	Additional (Future centralization/ specialization opportunities)
	$55M	$50M	$25M+
	2020-2025	2026-2030	2027+

MAA 31

6 | Balance Sheet Strength Well Positioned to Support Continued Growth MAA Fountainhead, Phoenix, AZ

Strong, Investment Grade Balance Sheet Well Positioned for Growth Note: Total Capitalization is defined here as common shares and units outstanding multiplied by the closing stock price on 3/31/2026, plus total debt outstanding at 3/31/2026, plus Preferred stock ($50 redeemable stock price multiplied by total shares outstanding). $14.6B Common Equity $5.7B Total Debt + Preferred Debt + Preferred/Total capitalization: 28.1% credit ratings SHORT TERM LONG TERM OUTLOOK Standard & Poor’s Ratings Services1 A-2 A- STABLE Moody’s Investors Service2 P-2 A3 STABLE Fitch Ratings1 F1 A- STABLE 1 Corporate credit rating assigned to MAA and MAALP (the operating partnership of MAA) 2 Corporate credit rating assigned to MAALP One of Twelve U.S. Public REITs to be A- Rated or Above AT 3/31/2026 During 1Q 2026 Issued $200M, unsecured senior notes at effective rate of 4.61% (reopening FEB 2026) Repurchased 0.6 million shares of common stock at weighted average share price of $130.46 Share Repurchases YEAR SHARES AVG PRICE GROSS AMOUNT 2025 206,916 $131.6052 $27.23M 2026 QTD 557,765 $130.4649 $72.77M TOTAL 764,681 $130.7735 $100.00M 6

6

Well-Laddered Debt Maturities & Low Average Interest

CREDIT METRICS AT 3/31/2026

31.3%	4.5x	71.8%
Total Debt / Adjusted Total Assets[1]	Net Debt / Adjusted EBITDre[2]	Core FFO Payout Ratio[3]

[1] As defined in the covenants for the unsecured notes issued by Mid-America Apartments, L.P.
[2] Adjusted EBITDAre in this calculation represents the trailing twelve-month period ended 3/31/2026. The following reconciliations are found in the accompanying Appendix: (i) Net income to EBITDA, EBITDAre and Adjusted EBITDAre; and (ii) Unsecured notes payable and Secured notes payable to Net Debt.
[3] Core FFO Payout Ratio is defined here as 1Q 2026 declared dividend rate divided by 1Q 2026 actual Core FFO/Share per 1Q 2026 company filings.

DEBT MATURITY PROFILE ($ IN MILLIONS) AT 3/31/2026


Revolving Credit Facility and/or Commercial Paper
Debt [1]
$727.3
$299.7
$599.1
$398.7
$554.5
$298.7
$447.1
$395.6
$592.8
$344.6
$344.5
$654.0

	2026	2027	2028	2029	2030	2031	2032	2033	2034	2035	2036+
TOTAL DEBT MATURING	18.2%	10.6%	7.0%	9.8%	5.3%	7.9%	7.0%	10.5%	6.1%	6.1%	11.5%
FIXED RATE DEBT INTEREST RATE	1.2%	3.7%	4.2%	3.7%	3.1%	1.8%	5.4%	4.7%	5.1%	5.1%	3.8%

TOTAL DEBT AVG INTEREST RATE 3.9%

87.1% Total Debt is Fixed Rate

[1] Debt excluding unsecured revolving credit facility and unsecured commercial paper program.

MAA 34

7 | Sustainability Program Aligns with Our Mission To Grow Value & Deliver Exceptional Service MAA Midtown Phoenix, Phoenix, AZ

A Brighter View for Today & Tomorrow: Our Sustainability Commitment 2025 GRESB Public Disclosure Score A 80 100 29 30 52 70 2025 GRESB SCORE THREE GREEN STARS MANAGEMENT SCORE PERFORMANCE SCORE 2024 GRESB RESULTS: SCORE: 80/100; MANAGEMENT: 29/30: PERFORMANCE: 51/70 ENERGY USE INTENSITY 35% GREEN HOUSE GAS INTENSITY 45% WATER USE INTENSITY 10% 2018 – 2028 REDUCTION GOALS Original goals achieved early – TARGETS RESET Our Open Arms Foundation provides fully-furnished apartment homes in MAA communities FREE of charge to individuals and families who must travel for critical medical treatment. 55 homes in 13 states New home added in NOVA market in 2025 Over 3,700 families helped Nearly 330,000 nights of rest provided A record $1.34 million in funding raised in 2025 DISCLOSURES COMMUNITY SERVICE RATING: B 2025 RATING: A 2025 ENVIRONMENTAL INITIATIVES MAA’s Corporate Sustainability Report includes GRI | SASB | TCFD | UN SDG disclosures and may be found on our website at www.maac.com Building Automation Systems Advanced Smart Irrigation Systems Photovoltaic Solar Project 7

8 | Appendix Reconciliations Definitions MAA Sand Lake, Orlando, FL

8

Reconciliation of Non-GAAP Financial Measures

RECONCILIATION OF NET INCOME AVAILABLE FOR MAA COMMON SHAREHOLDERS TO FFO, CORE FFO, CORE AFFO AND FAD

Amounts in thousands, except per share and unit data	Three months ended March 31, 2026	Three months ended March 31, 2025
Net income available for MAA common shareholders	$ 123,437	$ 180,751
Depreciation and amortization of real estate assets	160,493	150,991
Gain on sale of depreciable real estate assets	(20,164)	(71,911)
MAA's share of depreciation and amortization of real estate assets of real estate joint venture	170	164
Net income attributable to noncontrolling interests	2,252	4,733
FFO attributable to common shareholders and unitholders	266,188	264,728
Loss on embedded derivative in preferred shares (1)	1,574	410
Gain on investments, net of tax (1)(2)	(17,237)	(654)
Casualty related charges and (recoveries), net (1)	4,519	(222)
Core FFO attributable to common shareholders and unitholders	255,044	264,262
Recurring capital expenditures	(18,748)	(20,106)
Core AFFO attributable to common shareholders and unitholders	236,296	244,156
Redevelopment capital expenditures	(10,767)	(17,409)
Revenue enhancing capital expenditures	(14,562)	(15,188)
Commercial capital expenditures	(1,218)	(3,974)
Other capital expenditures	(12,095)	(15,441)
FAD attributable to common shareholders and unitholders	$ 197,654	$ 192,144
Dividends and distributions paid	$ 183,360	$ 181,767
Weighted average common shares - diluted	116,740	117,092
FFO weighted average common shares and units - diluted	119,629	119,975
Earnings per common share - diluted:		
Net income available for common shareholders	$ 1.06	$ 1.54
FFO per Share - diluted	$ 2.23	$ 2.21
Core FFO per Share - diluted	$ 2.13	$ 2.20
Core AFFO per Share - diluted	$ 1.98	$ 2.04

(1) Included in Other non-operating expense (income) in the Consolidated Statements of Operations.
(2) For the three months ended March 31, 2026 and 2025, gain on investments is presented net of tax expense of $4.7 million and $0.2 million, respectively.

MAA 38

Reconciliation of Non-GAAP Financial Measures RECONCILIATION OF NET INCOME AVAILABLE FOR MAA COMMON SHAREHOLDERS TO NET OPERATING INCOME 8 Dollars in thousands   Three Months Ended     March 31, 2026     December 31, 2025     March 31, 2025                   Net income available for MAA common shareholders   $ 123,437     $ 56,649     $ 180,751 Depreciation and amortization     161,870       159,774       152,350 Property management expenses     22,461       18,507       20,578 General and administrative expenses     16,716       13,850       15,619 Interest expense     51,409       48,708       45,161 Gain on sale of depreciable real estate assets     (20,164)     (224)     (71,911 Other non-operating (income) expense     (16,005)     51,464       (834 Income tax expense     5,521       1,191       1,038 Income from real estate joint venture     (266)     (691)     (465 Net income attributable to noncontrolling interests     2,252       (330)     4,733 Dividends to MAA Series I preferred shareholders     922       922       922 Total NOI   $ 348,153     $ 349,820     $ 347,942                   Same Store NOI   $ 328,696     $ 329,656     $ 332,916 Non-Same Store and Other NOI     19,457       20,164       15,026 Total NOI   $ 348,153     $ 349,820     $ 347,942

Reconciliation of Non-GAAP Financial Measures RECONCILIATION OF NET INCOME TO EBITDA, EBITDAre AND ADJUSTED EBITDAre Included in Other non-operating expense (income) in the Consolidated Statements of Operations During both the twelve months ended March 31, 2026 and December 31, 2025, in accordance with its accounting policies, MAA recognized $61.9 million of accrued legal settlements and legal defense costs. 8 Dollars in thousands   Three Months Ended     Twelve Months Ended       March 31, 2026     March 31, 2025     March 31, 2026     December 31, 2025   Net income   $ 126,611     $ 186,406     $ 396,771     $ 456,566   Depreciation and amortization     161,870       152,350       631,815       622,295   Interest expense     51,409       45,161       191,505       185,257   Income tax expense     5,521       1,038       9,078       4,595   EBITDA     345,411       384,955       1,229,169       1,268,713   Gain on sale of depreciable real estate assets     (20,164)     (71,911)     (20,319)     (72,066) Adjustments to reflect MAA’s share of EBITDAre of unconsolidated affiliates     424       348       1,500       1,424   EBITDAre     325,671       313,392       1,210,350       1,198,071   Loss (gain) on embedded derivative in preferred shares (1)     1,574       410       53       (1,111) Gain on investments (1)     (21,894)     (810)     (28,541)     (7,457) Casualty related charges and (recoveries), net (1)     4,519       (222)     143       (4,598) Legal costs, settlements and (recoveries), net (1)(2)     —       —       61,908       61,908   Adjusted EBITDAre   $ 309,870     $ 312,770     $ 1,243,913     $ 1,246,813

Reconciliation of Non-GAAP Financial Measures RECONCILIATION OF UNSECURED NOTES PAYABLE, NET AND SECURED NOTES PAYABLE, NET TO NET DEBT RECONCILIATION OF TOTAL ASSETS TO GROSS ASSETS RECONCILIATION OF REAL ESTATE ASSETS, NET TO GROSS REAL ESTATE ASSETS (1) Included in Assets held for sale in the Consolidated Balance Sheets. (1) Included in Assets held for sale in the Consolidated Balance Sheets.   8 Dollars in thousands                 March 31, 2026     December 31, 2025   Real estate assets, net   $ 11,620,192     $ 11,609,324   Accumulated depreciation     6,074,082       5,914,017   Assets held for sale, net     27,063       46,401   Accumulated depreciation for Assets held for sale (1)     20,461       32,513   Cash and cash equivalents     71,529       60,258   Gross Real Estate Assets   $ 17,813,327     $ 17,662,513   Dollars in thousands                 March 31, 2026     December 31, 2025   Total assets   $ 11,994,502     $ 11,975,383   Accumulated depreciation     6,074,082       5,914,017   Accumulated depreciation for Assets held for sale (1)     20,461       32,513   Gross Assets   $ 18,089,045     $ 17,921,913   Dollars in thousands                 March 31, 2026     December 31, 2025   Unsecured notes payable, net   $ 5,296,096     $ 5,044,979   Secured notes payable, net     360,424       360,393   Total debt     5,656,520       5,405,372   Cash and cash equivalents     (71,529)     (60,258) Net Debt   $ 5,584,991     $ 5,345,114

Reconciliation of Non-GAAP Financial Measures RECONCILIATION OF EARNINGS PER DILUTED COMMON SHARE TO CORE FFO AND CORE AFFO PER DILUTED SHARE FOR FULL YEAR 2026 GUIDANCE Non-Core FFO items may include adjustments related to the fair value of the embedded derivative in the MAA Series I preferred shares; gain or loss on sale of nondepreciable assets; gain or loss on investments, net of tax; casualty related charges and (recoveries), net; gain or loss on debt extinguishment; legal costs, settlements and (recoveries), net, and mark-to-market debt adjustments. 8     Full Year 2026 Guidance Range     Low     High Earnings per common share - diluted   $ 4.18     $ 4.50 Real estate depreciation and amortization     5.43       5.43 Gains on sale of depreciable assets     (1.16)     (1.16) FFO per Share - diluted     8.45       8.77 Non-Core FFO items (1)     0.08       0.08 Core FFO per Share - diluted     8.37       8.69 Recurring capital expenditures     (1.03)     (1.03) Core AFFO per Share - diluted   $ 7.34     $ 7.66

Definitions of Non-GAAP Financial Measures Adjusted EBITDAre For purposes of calculations in this release, Adjusted Earnings Before Interest, Income Taxes, Depreciation and Amortization for real estate, or Adjusted EBITDAre, represents EBITDAre further adjusted for items that are not considered part of MAA’s core operations such as adjustments related to the fair value of the embedded derivative in the MAA Series I preferred shares, gain or loss on sale of non-depreciable assets, gain or loss on investments, casualty related charges and (recoveries), net, gain or loss on debt extinguishment and legal costs, settlements and (recoveries), net. As an owner and operator of real estate, MAA considers Adjusted EBITDAre to be an important measure of performance from core operations because Adjusted EBITDAre excludes various income and expense items that are not indicative of operating performance. MAA’s computation of Adjusted EBITDAre may differ from the methodology utilized by other companies to calculate Adjusted EBITDAre. Adjusted EBITDAre should not be considered as an alternative to Net income as an indicator of operating performance. Core Adjusted Funds from Operations (Core AFFO) Core AFFO is composed of Core FFO less recurring capital expenditures. Because net income attributable to noncontrolling interests is added back, Core AFFO, when used in this release, represents Core AFFO attributable to common shareholders and unitholders. Core AFFO should not be considered as an alternative to Net income available for MAA common shareholders as an indicator of operating performance. As an owner and operator of real estate, MAA considers Core AFFO to be an important measure of performance from operations because Core AFFO measures the ability to control revenues, expenses and recurring capital expenditures. Core Funds from Operations (Core FFO) Core FFO represents FFO as adjusted for items that are not considered part of MAA’s core business operations such as adjustments related to the fair value of the embedded derivative in the MAA Series I preferred shares; gain or loss on sale of non-depreciable assets; gain or loss on investments, net of tax; casualty related charges and (recoveries), net; gain or loss on debt extinguishment; legal costs, settlements and (recoveries), net, and mark-to-market debt adjustments. Because net income attributable to noncontrolling interests is added back, Core FFO, when used in this release, represents Core FFO attributable to common shareholders and unitholders. While MAA's definition of Core FFO may be similar to others in the industry, MAA’s methodology for calculating Core FFO may differ from that utilized by other REITs and, accordingly, may not be comparable to such other REITs. Core FFO should not be considered as an alternative to Net income available for MAA common shareholders as an indicator of operating performance. MAA believes that Core FFO is helpful in understanding its core operating performance between periods in that it removes certain items that by their nature are not comparable over periods and therefore tend to obscure actual operating performance. EBITDA For purposes of calculations in this release, Earnings Before Interest, Income Taxes, Depreciation and Amortization, or EBITDA, is composed of net income plus depreciation and amortization, interest expense, and income taxes. As an owner and operator of real estate, MAA considers EBITDA to be an important measure of performance from core operations because EBITDA excludes various expense items that are not indicative of operating performance. EBITDA should not be considered as an alternative to Net income as an indicator of operating performance. EBITDAre For purposes of calculations in this release, Earnings Before Interest, Income Taxes, Depreciation and Amortization for real estate, or EBITDAre, is composed of EBITDA further adjusted for the gain or loss on sale of depreciable assets, gain on consolidation of third-party development and adjustments to reflect MAA’s share of EBITDAre of an unconsolidated affiliate. As an owner and operator of real estate, MAA considers EBITDAre to be an important measure of performance from core operations because EBITDAre excludes various expense items that are not indicative of operating performance. While MAA’s definition of EBITDAre is in accordance with NAREIT’s definition, it may differ from the methodology utilized by other companies to calculate EBITDAre. EBITDAre should not be considered as an alternative to Net income as an indicator of operating performance. Funds Available for Distribution (FAD) FAD is composed of Core FFO less total capital expenditures, excluding development spending, property acquisitions, capital expenditures relating to significant casualty losses that management expects to be reimbursed by insurance proceeds and corporate related capital expenditures. Because net income attributable to noncontrolling interests is added back, FAD, when used in this release, represents FAD attributable to common shareholders and unitholders. FAD should not be considered as an alternative to Net income available for MAA common shareholders as an indicator of operating performance. As an owner and operator of real estate, MAA considers FAD to be an important measure of performance from core operations because FAD measures the ability to control revenues, expenses and capital expenditures. 8

Definitions of Non-GAAP Financial Measures Funds From Operations (FFO) FFO represents net income available for MAA common shareholders (calculated in accordance with GAAP) excluding gain or loss on disposition of operating properties, asset impairment and gain on consolidation of third-party development, plus depreciation and amortization of real estate assets, net income attributable to noncontrolling interests and adjustments for joint ventures. Because net income attributable to noncontrolling interests is added back, FFO, when used in this release, represents FFO attributable to common shareholders and unitholders. While MAA’s definition of FFO is in accordance with NAREIT’s definition, it may differ from the methodology for calculating FFO utilized by other companies and, accordingly, may not be comparable to such other companies. FFO should not be considered as an alternative to Net income available for MAA common shareholders as an indicator of operating performance. MAA believes that FFO is helpful in understanding operating performance in that FFO excludes depreciation and amortization of real estate assets. MAA believes that GAAP historical cost depreciation of real estate assets is generally not correlated with changes in the value of those assets, whose value does not diminish predictably over time, as historical cost depreciation implies. Gross Assets Gross Assets represents Total assets plus Accumulated depreciation and Accumulated depreciation for Assets held for sale. MAA believes that Gross Assets can be used as a helpful tool in evaluating its balance sheet positions. MAA believes that GAAP historical cost depreciation of real estate assets is generally not correlated with changes in the value of those assets, whose value does not diminish predictably over time, as historical cost depreciation implies. Gross Real Estate Assets Gross Real Estate Assets represents Real estate assets, net plus Accumulated depreciation, Assets held for sale, net, Accumulated depreciation for Assets held for sale, Cash and cash equivalents and 1031(b) exchange proceeds included in Restricted cash. MAA believes that Gross Real Estate Assets can be used as a helpful tool in evaluating its balance sheet positions. MAA believes that GAAP historical cost depreciation of real estate assets is generally not correlated with changes in the value of those assets, whose value does not diminish predictably over time, as historical cost depreciation implies. Net Debt Net Debt represents Unsecured notes payable,net and Secured notes payable,net less Cash and cash equivalents and 1031(b) exchange proceeds included in Restricted cash. MAA believes Net Debt is a helpful tool in evaluating its debt position. Net Operating Income (NOI) Net Operating Income represents Rental and other property revenues less Total property operating expenses, excluding depreciation and amortization, for all properties held during the period, regardless of their status as held for sale. NOI should not be considered as an alternative to Net income available for MAA common shareholders. MAA believes NOI is a helpful tool in evaluating operating performance because it measures the core operations of property performance by excluding corporate level expenses and other items not related to property operating performance. Non-Same Store and Other NOI Non-Same Store and Other NOI represents Rental and other property revenues less Total property operating expenses, excluding depreciation and amortization, for all properties classified within the Non-Same Store and Other Portfolio during the period. Non-Same Store and Other NOI includes storm-related expenses related to severe weather events, including hurricanes and winter storms. Non-Same Store and Other NOI should not be considered as an alternative to Net income available for MAA common shareholders. MAA believes Non-Same Store and Other NOI is a helpful tool in evaluating operating performance because it measures the core operations of property performance by excluding corporate level expenses and other items not related to property operating performance. Same Store NOI Same Store NOI represents Rental and other property revenues less Total property operating expenses, excluding depreciation and amortization, for all properties classified within the Same Store Portfolio during the period. Same Store NOI excludes storm-related expenses related to severe weather events, including hurricanes and winter storms. Same Store NOI should not be considered as an alternative to Net income available for MAA common shareholders. MAA believes Same Store NOI is a helpful tool in evaluating operating performance because it measures the core operations of property performance by excluding corporate level expenses and other items not related to property operating performance. 8

Other Key Definitions OTHER KEY DEFINITIONS Average Effective Rent per Unit Average Effective Rent per Unit represents the average of gross rent amounts after the effect of leasing concessions for occupied units plus prevalent market rates asked for unoccupied units, divided by the total number of units. Leasing concessions represent discounts to the current market rate. MAA believes average effective rent is a helpful measurement in evaluating average pricing. It does not represent actual rental revenue collected per unit. Average Physical Occupancy Average Physical Occupancy represents the average of the daily physical occupancy for an applicable period. Development Communities Communities remain identified as development until certificates of occupancy are obtained for all units under development. Once all units are delivered and available for occupancy, the community moves into the Lease-up Communities portfolio. Effective Blended Lease Rate Growth Effective Blended Lease Rate Growth represents the combined weighted average of Effective New Lease Rate Growth and Effective Renewal Lease Rate Growth from our Same Store Portfolio for the applicable period. Effective New Lease Rate Growth Effective New Lease Rate Growth represents the growth in gross rent amounts after the effect of leasing concessions for new leases from our Same Store Portfolio that were effective during the applicable period as compared to the prior lease. Effective Renewal Lease Rate Growth Effective Renewal Lease Rate Growth represents the growth in gross rent amounts after the effect of leasing concessions for renewal leases from our Same Store Portfolio that were effective during the applicable period as compared to the prior lease. Lease-up Communities New acquisitions acquired during lease-up and newly developed communities remain in the Lease-up Communities portfolio until stabilized. Communities are considered stabilized when achieving 90% average physical occupancy for 90 days. Non-Same Store and Other Portfolio Non-Same Store and Other Portfolio includes recently acquired communities, communities in development or lease-up, communities that have been disposed of or identified for disposition, communities that have experienced a significant casualty loss, stabilized communities that do not meet the requirements defined by the Same Store Portfolio, retail properties and commercial properties. Resident Turnover Resident turnover represents resident move outs excluding transfers within the Same Store Portfolio as a percentage of expiring leases on a trailing twelve-month basis as of the end of the reported quarter. Same Store Portfolio (or Same Store) MAA reviews its Same Store Portfolio at the beginning of each calendar year, or as significant transactions or events warrant. Communities are generally added into the Same Store Portfolio if they were owned and stabilized at the beginning of the previous year. Communities are considered stabilized when achieving 90% average physical occupancy for 90 days. Communities that have been approved by MAA’s Board of Directors for disposition are excluded from the Same Store Portfolio. Communities that have experienced a significant casualty loss are also excluded from the Same Store Portfolio. 8